                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                  FORM 8-K/A

                                Amendment No. 1

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                               December 7, 1998




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 813-7200



                                   No Change
         (Former Name or Former Address, if changed since last report)
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Item 5.   OTHER EVENTS

          Information contained in the news release of PacifiCorp issued on December 7, 1998, concerning a merger agreement between the Company, Scottish Power plc, NA General Partnership, a Nevada general partnership wholly owned by Scottish Power plc, Scottish Power NA 1 Limited and Scottish Power NA 2 Limited, each wholly owned subsidiaries of Scottish Power plc.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99a.  PacifiCorp news release issued December 7, 1998.

               99b. Agreement and Plan of Merger, dated as of December 6, 1998, by and among Scottish Power plc, NA General Partnership, Scottish Power NA 1 Limited and Scottish Power NA 2 Limited, each wholly owned subsidiaries of Scottish Power plc, and PacifiCorp. The agreement is incorporated by reference to Exhibit 1 to the Form 6-K, dated December 11, 1998, filed by Scottish Power plc (File No. 1-14676).




                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: ROBERT R. DALLEY
                                            __________________________________
                                            Robert R. Dalley
                                            Controller
                                            (Chief Accounting Officer)


Date:  January 11, 1999
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                               INDEX TO EXHIBITS
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EXHIBIT                           DESCRIPTION                             PAGE
_______                           ___________                             ____

   99a         PacifiCorp news release issued December 7, 1998.

   99b Agreement and Plan of Merger, dated as of December 6, 1998, by and among Scottish Power plc, NA General Partnership, Scottish Power NA 1 Limited and Scottish Power NA 2 Limited, each wholly owned subsidiaries of Scottish Power plc, and PacifiCorp. The agreement is incorporated by reference to Exhibit 1 to the Form 6-K, dated December 11, 1998, filed by Scottish
               Power plc (File No. 1-14676).
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